UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23333

Cliffwater Corporate Lending Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Registrant’s telephone number, including area code: (414) 299-2000

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1.	Report to Shareholders

CLIFFWATER CORPORATE LENDING FUND

Semi-Annual Report

For the Period Ended June 30, 2020

(Unaudited)

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Cliffwater Corporate Lending Fund’s shareholder reports, like this one, will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, registered investment adviser, or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (888) 442-4420. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Cliffwater Corporate Lending Fund

Table of Contents
For the Period Ended June 30, 2020 (Unaudited)

Letter to Shareholders	2-3
Consolidated Schedule of Investments	4-11
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statement of Changes in Net Assets	14
Consolidated Statement of Cash Flows	15
Consolidated Financial Highlights	16
Notes to Consolidated Financial Statements	17-30
Other Information	31-33

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Corporate Lending Fund

Letter to Shareholders
June 30, 2020 (Unaudited)

To our shareholders:

The Cliffwater Corporate Lending Fund (the fund) recently completed its first full year of operation and we want to thank each of you for the trust and confidence you placed in us.

Covid-19 made the first half of the year a formidable one, but the fund ended the six-month and twelve-month periods ended June 30, 2020 up +2.29% and +5.30%, respectively. The fund performed well when the Covid-19 crisis had its worst effect on the financial markets, which contributed to the fund’s positive performance. The fund experienced its greatest decline of -3.91% from February 24th through March 25th when the S&P/LSTA Leveraged Loan index and the Russell 3000 Index dropped -18.77% and -24.36%, respectively. Despite the market turbulence, the fund’s performance supported our investment thesis that a diversified portfolio of US middle market corporate loans could provide investors both attractive current income and capital preservation.

The fund also experienced steady investor inflows over the first half of the year, with net asset value more than doubling from $153 million on June 30, 2019 to $339 million on June 30, 2020. In March, the fund put in place a term credit facility with Massachusetts Mutual Life Insurance Company (MassMutual) that we believe allows it to improve yield through borrowings and better manage interim cash flows. We are very excited about our MassMutual relationship and expect the facility to grow with the fund over time.

We remain confident in the fund’s continued performance despite an economic environment that remains uncertain due to Covid-19. The fund’s 7.7% current yield as of June 30 is attractive, particularly compared to most investment grade debt that yields less than 2%*. Second, the fund’s performance over the last six months includes unrealized losses from markdowns that may be reversed if the debt markets continue to heal. Finally, Cliffwater LLC and the fund subadvisors continue to see opportunities ahead that we believe could enhance the overall portfolio yield and further protect principal.

We again sincerely thank you for your support. Stay safe and we will all get through this together.

Regards,

Stephen L. Nesbitt
Chief Investment Officer
Cliffwater LLC

*	As represented by Bloomberg Barclays Aggregate Bond Index as of June 30th.

The Fund’s cumulative return since inception, June 5, 2019, through June 30, 2020 was 5.52%. The performance data shown represents past performance which does not guarantee future results. It is net of all fees. Current performance may be lower or higher than the performance quoted. All performance shown assumes reinvestment of dividends. Although effective on March 6, 2019, the Fund first began investing in accordance with its investment objectives on June 5, 2019 (inception date).

Cliffwater Corporate Lending Fund

Letter to Shareholders
June 30, 2020 (Unaudited) (Continued)

Important Disclosures

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). Pandemic Risk. COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations.

A credit facility is a type of loan made in a business or corporate finance context. It allows the borrowing business to take out money over an extended period of time rather than reapplying for a loan each time it needs money.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited)

Principal Amount		Value
	COLLATERALIZED LOAN OBLIGATIONS — 11.2%
$10,000,000	Monroe Capital MML CLO IX Ltd. 9.798% (3-Month USD Libor+870 basis points), 10/22/2031[1,2,3,4]	$8,549,000
	Monroe Capital MML CLO VIII, Ltd.
9,850,000	5.208% (3-Month USD Libor+485 basis points), 5/22/2031[1,2,3,4]	8,954,635
10,000,000	8.508% (3-Month USD Libor+815 basis points), 5/22/2031[1,2,3,4]	8,320,590
15,000,000	18.000%, 5/22/2031*,2,5,6	12,226,905
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $43,156,660)	38,051,130

Number of Shares
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 13.0%
5,892,548	Business Development Corp. Of America	39,018,399
570,000	New Mountain Guardian III BDC, LLC[7]	5,327,848
	TOTAL NON-LISTED BUSINESS DEVELOPMENT COMPANIES
	(Cost $39,700,000)	44,346,247

	PRIVATE EQUITY — 0.9%
1	Owl Rock Capital Technology Holdings LLC	3,133,333
	TOTAL PRIVATE EQUITY
	(Cost $287,083)	3,133,333

	PRIVATE INVESTMENT FUNDS — 15.3%
1	AG Direct Lending Fund II L.P.[8]	31,661,949
1	AG Direct Lending Fund III L.P.[9]	20,276,093
	TOTAL PRIVATE INVESTMENT FUNDS
	(Cost $48,467,375)	51,938,042

Principal Amount
	SENIOR SECURED LOANS — 61.0%
	COMMUNICATIONS — 3.6%
$3,000,000	1236904 B.C. Ltd. Term Loan, 5.685% (1-Month USD Libor+550 basis points), 2/26/2027[2,4]	2,901,652
4,540,397	HPS Technology Senior Secured Loan Term Loan, 9.000% (3-Month USD Libor+800 basis points), 12/29/2023[4,5,10]	4,420,232
4,962,331	Northland Cable Television, Inc. Term Loan, 6.750% (1-Month USD Libor+575 basis points), 10/1/2025[4,5]	4,969,440
		12,291,324

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited) (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY — 8.7%
$493,734	Cambium Learning Group, Inc. Term Loan, 4.808% (3-Month USD Libor+450 basis points), 12/18/2025[2,4]	$483,052
	CHOPT Creative Salad Company
1,462,500	Delayed Draw, 1.000%, 1/22/2024[5,11]	1,385,085
3,022,313	Term Loan, 7.981% (1-Month USD Libor+640 basis points), 1/22/2024[4,5]	2,862,332
1,053,628	CIBT Global, Inc. Term Loan, 5.200% (3-Month USD Libor+375 basis points), 6/1/2024[2,4]	915,200
	Fleetwash, Inc.
499,469	Delayed Draw, 1.000%, 10/1/2024[11]	429,155
499,469	Delayed Draw, 5.825% (3-Month USD Libor+475 basis points), 10/1/2024[2,4]	70,313
987,405	Guidehouse LLP Term Loan, 4.679% (1-Month USD Libor+450 basis points), 5/1/2025[2,4]	960,252
	HPS Consumer Senior Secured Loan
4,918,732	Term Loan, 7.450% (3-Month USD Libor+600 basis points), 11/18/2022[4,5,10]	4,925,778
4,974,874	Term Loan, 7.115% (3-Month USD Libor+600 basis points), 2/12/2025[4,5,10]	4,846,674
4,987,469	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 6/27/2025[4,5,10]	4,701,661
995,000	Huskies Parent, Inc. Term Loan, 4.178% (3-Month USD Libor+400 basis points), 8/1/2026[2,4]	970,143
989,924	KC Culinarte Intermediate LLC Term Loan, 4.750% (3-Month USD Libor+375 basis points), 8/24/2025[2,4]	950,291
1,858,967	Oak Parent, Inc. Term Loan, 5.500% (3-Month USD Libor+450 basis points), 10/26/2023[2,4]	1,670,928
966,133	Pre-Paid Legal Services, Inc. Term Loan, 3.428% (3-Month USD Libor+325 basis points), 5/1/2025[2,4]	933,125
1,994,987	RCS Consumer Discretionary Senior Secured Loan Term Loan, 6.000% (3-Month USD Libor+500 basis points), 6/6/2025[4,5,10]	1,930,723
987,437	Spring Education Group, Inc. Term Loan, 5.700% (3-Month USD Libor+425 basis points), 7/30/2025[2,4]	920,785
	TDG Group Holding Company
377,657	Term Loan, 6.323% (3-Month USD Libor+550 basis points), 5/19/2024[4,5]	357,456
116,050	Term Loan, 6.323% (3-Month USD Libor+550 basis points), 5/19/2024[4,5]	109,842
		29,422,795
	CONSUMER STAPLES — 3.9%
5,000,000	Black Rock Coffee Term Loan, 8.000% (3-Month USD Libor+700 basis points), 6/18/2025[4,5]	4,950,000
3,743,903	C.P. Converters, Inc. Term Loan, 7.500% (3-Month USD Libor+650 basis points), 6/18/2023[4,5]	3,650,305
1,484,615	Hoffmaster Group, Inc. Term Loan, 5.000% (3-Month USD Libor+400 basis points), 11/23/2023[2,4]	1,062,391
3,778,999	JUUL Labs, Inc. Term Loan, 11.000% (3-Month USD Libor+800 basis points), 8/2/2023[4,5]	3,752,185
		13,414,881

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited) (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	ENERGY — 0.1%
$497,500	Kamc Holdings, Inc. Term Loan, 4.363% (3-Month USD Libor+400 basis points), 8/14/2026[2,4]	$460,211

	FINANCIALS — 5.1%
946,776	GGC Aperio Holdings, L.P. Term Loan, 5.308% (3-Month USD Libor+500 basis points), 10/25/2024[4,5]	890,180
4,803,437	HPS Financial Senior Secured Loan Term Loan, 8.450% (3-Month USD Libor+725 basis points), 6/29/2023[4,5,10]	4,630,954
	Kwor Acquisition, Inc.
100,000	Delayed Draw, 4.000%, 6/3/2026[11]	100,000
990,000	Term Loan, 4.179% (3-Month USD Libor+400 basis points), 6/3/2026[2,4]	990,000
4,987,469	RCS Financials Senior Secured Loan Term Loan, 6.087% (Prime+400 basis points), 7/11/2025[4,5,10]	4,926,845
4,606,359	Riveron Acquisition Holdings, Inc. Term Loan, 7.450% (3-Month USD Libor+625 basis points), 5/22/2025[4,5]	4,515,218
1,481,156	Valet Waste Holdings, Inc. Term Loan, 3.928% (3-Month USD Libor+400 basis points), 9/28/2025[2,4]	1,407,452
		17,460,649
	HEALTH CARE — 13.0%
	Bearcat Buyer, Inc.
254,058	Delayed Draw, 4.558% (3-Month USD Libor+425 basis points), 7/9/20244,[5,11]	245,000
739,743	Term Loan, 4.558% (3-Month USD Libor+425 basis points), 7/9/2024[4,5]	713,369
1,980,000	Confluent Health LLC Term Loan, 5.442% (3-Month USD Libor+500 basis points), 6/24/2026[2,4]	1,924,310
	Integrated Oncology Network, LLC
699,641	Delayed Draw, 1.000%, 6/24/2024[5,11]	673,956
83,957	Revolver, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[4,5]	80,875
4,195,267	Term Loan, 7.000% (3-Month USD Libor+550 basis points), 6/24/2024[4,5]	4,041,249
1,869,821	OB Hospitalist Group, Inc. Term Loan, 5.238% (3-Month USD Libor+400 basis points), 8/1/2024[2,4]	1,830,947
	Pediatric Therapy Services, LLC.
6,346	Delayed Draw, 1.000%, 12/12/2024[5,11]	6,152
184,039	Delayed Draw, 6.750% (3-Month USD Libor+575 basis points), 12/12/2024[4,5]	178,412
800,360	Term Loan, 6.817% (3-Month USD Libor+575 basis points), 12/12/2024[4,5]	775,889
61,074	Revolver, 0.500%, 6/12/2025[5,11]	59,206
	Pinnacle Treatment Center
571,429	Delayed Draw, 1.000%, 12/31/2022[5,11]	564,271
4,132,500	Term Loan, 7.250% (3-Month USD Libor+625 basis points), 12/31/2022[4,5]	4,080,738
25,000	Revolver, 7.250% (3-Month USD Libor+625 basis points), 12/31/2022[4,5]	24,687
75,000	Revolver, 8.250% (Prime+500 basis points), 12/31/2022[4,5]	74,061

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited) (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
	RCS Health Care Senior Secured Loan
$2,088,773	Delayed Draw, 0.500%, 4/23/2024[5,10,11]	$2,063,383
313,316	Revolver, 0.500%, 4/23/2024[5,10,11]	309,508
2,591,384	Term Loan, 6.000% (3-Month USD Libor+500 basis points), 4/23/2024[4,5,10]	2,559,885
	Spear Education, LLC
1,562,500	Delayed Draw, 1.000%, 2/26/2025[5,11]	1,532,067
3,428,906	Term Loan, 6.000% (6-Month USD Libor+500 basis points), 2/26/2025[4,5]	3,362,120
	The PromptCare Companies, Inc.
470,088	Delayed Draw, 0.500%, 12/30/2025[5,11]	434,549
690,858	Revolver, 6.250% (1-Month USD Libor+525 basis points), 12/30/20254,[5,11]	638,628
467,738	Delayed Draw, 6.322% (1-Month USD Libor+525 basis points), 12/30/2025[4,5]	432,376
3,352,121	Term Loan, 6.322% (1-Month USD Libor+525 basis points), 12/30/2025[4,5]	3,098,695
	Twin Brook Healthcare Senior Secured Loan
4,950,000	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 6/28/2022[4,5,10]	4,853,086
4,882,398	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 11/16/2022[4,5,10]	4,829,604
4,950,000	Term Loan, 7.340% (1-Month USD Libor+575 basis points), 7/1/2024[4,5,10]	4,763,316
		44,150,339
	INDUSTRIALS — 14.1%
4,975,000	Airnov, Inc. Term Loan, 6.250% (3-Month USD Libor+525 basis points), 12/19/2025[4,5]	4,929,697
987,217	Big Ass Fans LLC Term Loan, 5.200% (3-Month USD Libor+375 basis points), 5/21/2024[2,4]	776,007
987,282	DiversiTech Holdings, Inc. Term Loan, 4.000% (3-Month USD Libor+300 basis points), 6/1/2024[2,4]	950,259
990,000	GlobalTranz Enterprises, Inc. Term Loan, 5.168% (3-Month USD Libor+500 basis points), 5/15/2026[2,4]	833,253
	HPS Industrial Senior Secured Loan
4,961,861	Term Loan, 7.000% (3-Month USD Libor+600 basis points), 12/29/20224,[5,10]	4,943,952
4,923,469	Term Loan, 6.500% (3-Month USD Libor+550 basis points), 9/25/20244,[5,10]	4,876,729
	ISS Compressors Industries, Inc.
10,417	Revolver, 0.500%, 8/9/2026[5,11]	10,091
302,083	Revolver, 6.500% (3-Month USD Libor+550 basis points), 8/9/2026[4,5]	292,639
104,167	Revolver, 6.705% (3-Month USD Libor+550 basis points), 8/9/2026[4,5]	100,910
4,583,333	Term Loan, 6.760% (3-Month USD Libor+550 basis points), 8/9/2026[4,5]	4,440,033
4,987,500	Lav Gear Holdings, Inc. Term Loan, 6.500% (1-Month USD Libor+550 basis points), 10/31/2024[4,5]	4,535,061
987,504	MSHC, Inc. Term Loan, 5.250% (3-Month USD Libor+425 basis points), 7/31/2023[4]	985,134
3,978,150	NN Inc. Term Loan, 6.500% (1-Month USD Libor+575 basis points), 10/19/2022[2,4]	3,705,349
992,500	PHM Netherlands Midco B.V. Term Loan, 4.808% (3-Month USD Libor+450 basis points), 8/1/2026[2,4,12]	940,112
1,488,750	Q Holding Co. Term Loan, 6.000% (3-Month USD Libor+500 basis points), 12/20/2023[4]	1,387,665

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited) (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	INDUSTRIALS (Continued)
	RCS Industrials Senior Secured Loan
$1,714,286	Term Loan, 6.080% (3-Month USD Libor+500 basis points), 1/31/2025[4,5,10]	$1,693,448
285,714	Revolver, 6.128% (3-Month USD Libor+500 basis points), 1/31/2025[4,5,10]	282,241
992,500	Tank Holding Corp. Term Loan, 3.678% (3-Month USD Libor+400 basis points), 3/26/2026[2,4]	932,826
493,639	TecoStar Holdings, Inc. Term Loan, 4.250% (3-Month USD Libor+325 basis points), 5/1/2024[2,4]	470,191
7,462,500	Twin Brook Aerospace Senior Secured Loan Term Loan, 6.822% (1-Month USD Libor+575 basis points), 12/6/2024[4,5,10]	7,147,977
3,970,000	Twin Brook Plastics Senior Secured Loan Term Loan, 6.000% (1-Month USD Libor+500 basis points), 5/15/2025[4,5,10]	3,836,675
		48,070,249
	MATERIALS — 0.8%
	Anchor Packaging LLC
218,750	Delayed Draw, 1.000%, 7/18/2026[2]	208,096
992,500	Term Loan, 3.928% (1-Month USD Libor+400 basis points), 7/18/2026[2,4]	944,162
665,168	Helix Acquisition Holdings, Inc. Term Loan, 5.200% (3-Month USD Libor+350 basis points), 9/29/2024[2,4]	598,484
995,000	Pregis TopCo LLC Term Loan, 4.179% (1-Month USD Libor+400 basis points), 8/1/2026[2,4]	963,698
		2,714,440
	TECHNOLOGY — 11.7%
	Connectwise, LLC.
353,982	Revolver, 0.500%, 2/28/2025[5,11]	339,702
4,611,098	Term Loan, 7.072% (3-Month USD Libor+600 basis points), 2/28/2025[4,5]	4,425,080
4,975,000	Holdco Sands Intermediate LLC Term Loan, 7.500% (1-Month USD Libor+600 basis points), 12/19/2025[2,4]	4,962,309
4,854,431	HPS Technology Senior Secured Loan Term Loan, 7.322% (3-Month USD Libor+625 basis points), 8/1/2023[4,5,10]	4,958,613
1,484,699	Idera, Inc. Term Loan, 5.080% (3-Month USD Libor+450 basis points), 6/29/2024[2,4]	1,451,243
987,469	Intermedia Holdings, Inc. Term Loan, 7.000% (3-Month USD Libor+600 basis points), 7/19/2025[2,4]	987,469
2,985,000	Lionbridge Technologies, Inc. Term Loan, 7.317% (3-Month USD Libor+625 basis points), 12/29/2025[4,5]	2,978,572
494,962	NAVEX TopCo, Inc. Term Loan, 3.430% (3-Month USD Libor+325 basis points), 9/5/2025[2,4]	479,881
	PaySimple, Inc.
10,187	Delayed Draw, 1.500%, 8/23/2025[2,11]	9,932
496,250	Term Loan, 5.690% (1-Month USD Libor+550 basis points), 8/23/2025[2,4]	483,853
152,767	Delayed Draw, 5.690% (1-Month USD Libor+550 basis points), 8/23/2025[2,4]	148,951

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited) (continued)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
	PCS Software
$363,714	Revolver, 0.500%, 7/1/2024[5,11]	$365,923
5,000,000	Term Loan, 6.375% (3-Month USD Libor+575 basis points), 7/1/2024[4,5]	4,987,305
990,000	QuickBase, Inc. Term Loan, 4.178% (3-Month USD Libor+400 basis points), 4/3/2026[2,4]	960,429
	RCS Industrials Senior Secured Loan
347,222	Delayed Draw, 1.000%, 2/3/2026[5,10,11]	341,261
208,333	Revolver, 6.750% (3-Month USD Libor+575 basis points), 2/3/2026[4,5,10]	204,756
1,944,444	Term Loan, 6.750% (3-Month USD Libor+675 basis points), 2/3/2026[4,5,10]	1,911,059
	RCS Technology Senior Secured Loan
182,408	Revolver, 0.500%, 5/24/2023[5,11]	180,191
364,816	Revolver, 5.500% (3-Month USD Libor+450 basis points), 5/24/2023[4,5,10]	360,381
3,942,744	Term Loan, 5.500% (3-Month USD Libor+450 basis points), 5/24/2024[4,5,10]	3,894,820
4,000,000	Term Loan, 6.750% (3-Month USD Libor+575 basis points), 2/28/2025[4,5,10]	3,951,379
987,469	RevSpring, Inc. Term Loan, 4.558% (3-Month USD Libor+425 basis points), 10/11/2025[2,4]	962,799
448,362	S2P Acquisition Borrower, Inc. Term Loan, 5.072% (3-Month USD Libor+400 basis points), 8/14/2026[2,4]	433,790
		39,779,698
	TOTAL SENIOR SECURED LOANS
	(Cost $212,289,603)	207,764,586

	WAREHOUSE FACILITY — 13.4%
45,000,000	BlackRock Elbert CLO V, LLC 14.730%, 8/22/2027*,2,5	45,545,359
	TOTAL WAREHOUSE FACILITY
	(Cost $45,000,000)	45,545,359

Number of Shares
	SHORT-TERM INVESTMENTS — 7.6%
$25,951,319	State Street Institutional U.S. Government Money Market Fund, 0.12%[13]	$25,951,319
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $25,951,319)	25,951,319

	TOTAL INVESTMENTS — 122.4%
	(Cost $414,852,040)	416,730,016
	Liabilities Less Other Assets — (22.4)%	(76,361,435)
	NET ASSETS — 100.0%	$340,368,581

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Schedule of Investments
As of June 30, 2020 (Unaudited) (continued)

Principal Amount
	REVERSE REPURCHASE AGREEMENTS — (2.2)%
$(4,070,000)	Agreement with Deutsche Bank AG, 3.266%, dated 3/11/2020, to be repurchased at $4,138,304 on 9/21/2020, collateralized by Monroe Capital MML CLO IX Ltd. with maturity of 10/22/2031, with total market value of $8,549,000	$(4,070,000)
(1,766,000)	Agreement with Deutsche Bank AG, 2.916%, dated 3/20/2020, to be repurchased at $1,792,461 on 9/21/2020, collateralized by a portion of Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $8,954,635	(1,766,000)
(1,538,000)	Agreement with Deutsche Bank AG, 3.266%, dated 3/20/2020, to be repurchased at $1,563,811 on 9/21/2020, collateralized by a portion of Monroe Capital MML CLO VIII, Ltd. with maturity of 5/22/2031, with total market value of $8,320,590	(1,538,000)
	REVERSE REPURCHASE AGREEMENTS
	(Proceeds $7,374,000)	(7,374,000)

BDC – Business Development Company

LLC – Limited Liability Company

*	Subordinated note position. Rate shown is the effective yield as of period end.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of these securities is $25,824,225, which represents 7.6% of the total net assets of the Fund.

[2]	Callable.

[3]	All or a portion of this security is segregated as collateral for reverse repurchase agreements. Total collateral had a fair value of $25,824,225, as of June 30, 2020.

[4]	Floating rate security. Rate shown is the rate effective as of period end.

[5]	Value was determined using significant unobservable inputs.

[6]	Variable rate security. Rate shown is the rate in effect as of period end.

[7]

The Fund’s investment in the non-listed business development company is valued using net asset value as a practical expedient. The business development company’s investment strategy is to provide corporate financing support to U.S. middle market companies. The company shall continue until July 15, 2025, with one-year extensions available after the stated termination date. The company does not permit the redemption of any portion of the company’s capital contributions until the termination of the investment. Total unfunded capital commitments amount to $3,800,000 as of June 30, 2020.

[8]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until December 31, 2024, with one-year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund.

[9]

The Fund’s investment in the private investment fund is valued using net asset value as a practical expedient. The investment fund’s investment strategy is to provide corporate financing support to U.S. middle market companies. The investment fund shall continue until September 30, 2026, with one-year extensions available after the stated termination date. The investment fund does not permit the redemption of any portion of the Fund’s capital contributions until the termination of the investment fund.

[10]	This investment was made through a participation. Please see Note 2 for a description of loan participations.

[11]	All or a portion of this holding is subject to unfunded loan commitments. See Note 2 for additional information.

[12]	Foreign security denominated in U.S. Dollars.

[13]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Summary of Investments
As of June 30, 2020 (Unaudited) (continued)

Security Type/Sector*	Percent of Total Net Assets
Collateralized Loan Obligations	11.2%
Non-Listed Business Development Companies	13.0%
Private Equity	0.9%
Private Investment Funds	15.3%
Senior Secured Loans
Industrials	14.1%
Health Care	13.0%
Technology	11.7%
Consumer Discretionary	8.7%
Financials	5.1%
Consumer Staples	3.9%
Communications	3.6%
Materials	0.8%
Energy	0.1%
Total Senior Secured Loans	61.0%
Warehouse Facility	13.4%
Short-Term Investments	7.6%
Total Investments	122.4%
Liabilities in Excess of Other Assets	(22.4)%
Total Net Assets	100.0%

*	Does not include reverse repurchase agreements.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Assets and Liabilities
June 30, 2020 (Unaudited)

Assets:
Investments, at value (cost $414,852,040)	$416,730,016
Cash	1,636,211
Receivables:
Fund shares sold	352,656
Interest	3,269,357
Prepaid expenses	1,435,545
Total assets	423,423,785

Liabilities:
Reverse repurchase agreements, at value (proceeds $7,374,000)	7,374,000
Payables:
Secured revolving credit facility	65,000,000
Unfunded loan commitments	9,666,861
Interest payable on secured revolving credit facility	471,555
Interest from reverse repurchase agreements	5,856
Investment Management fees	10,343
Sub-Advisory fees	331,692
Audit fees	49,533
Custody fees	37,894
Fund administration fees	34,213
Legal fees	33,272
Transfer Agency fees and expenses	15,445
Fund accounting fees	10,375
Other accrued expenses	14,165
Total liabilities	83,055,204

Net Assets	$340,368,581

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$334,883,397
Total distributable earnings	5,485,184
Net Assets	$340,368,581

Class I Shares:
Net assets applicable to shares outstanding	$340,368,581
Shares of beneficial interest issued and outstanding	33,268,435
Net asset value, offering, and redemption price per share	$10.23

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Operations
For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Interest and dividends	$11,114,338
Distributions from private investment funds	535,772
Total investment income	11,650,110

Expenses:
Investment management fees	1,515,428
Interest on secured revolving credit facility	770,309
Sub-advisory fees	343,753
Recapture of previously waived and/or reimbursed expenses (Note 4)	197,794
Legal fees	179,865
Fund administration fees	166,064
Interest on securities sold short	158,914
Fund accounting fees	66,361
Transfer agent fees and expenses	53,844
Audit fees	50,163
Offering costs	42,770
Trustees’ fees and expenses	26,992
Custody fees	26,664
Shareholder reporting fees	26,304
Registration fees	21,900
Chief Compliance Officer fees	17,586
Insurance fees	9,204
Miscellaneous expenses	187,034
Net expenses	3,860,949
Net investment income	7,789,161

Realized and Unrealized Gain (Loss):
Net realized loss on investments	(263,623)
Net change in unrealized (appreciation)/depreciation on investments	127,081
Net realized and unrealized loss	(136,542)

Net Increase in Net Assets from Operations	$7,652,619

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Period March 6, 2019* through December 31, 2019
Net Increase in Net Assets from:
Operations:
Net investment income	$7,789,161	$4,729,715
Net realized loss on investments	(263,623)	(61,788)
Net change in unrealized (appreciation)/depreciation on investments	127,081	1,750,895
Net increase in net assets resulting from operations	7,652,619	6,418,822

Distributions to shareholders:
Distributions:
Class I	(5,034,455)	(3,720,885)

Capital Transactions:
Proceeds from shares sold:
Class I	92,323,319	268,370,795
Reinvestment of distributions:
Class I	1,084,943	845,908
Cost of shares repurchased:
Class I	(24,194,240)	(3,478,245)
Net increase in net assets from capital transactions	69,214,022	265,738,458

Net increase in net assets	71,832,186	268,436,395

Net Assets:
Beginning of period	268,536,395	100,000 [1]
End of period	$340,368,581	$268,536,395

Capital Share Transactions:
Shares sold:
Class I	9,096,700	26,708,290
Shares issued in reinvestment of distributions:
Class I	109,259	83,597
Shares redeemed:
Class I	(2,395,662)	(343,749)
Net increase in capital shares outstanding	6,810,297	26,448,138

*	Commencement of Operations.

[1]	The Investment Manager made the initial share purchase of $100,000 on January 3, 2019. The total initial share purchase of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Statement of Cash Flows
For the Six Months Ended June 30, 2020 (Unaudited)

Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$7,652,619
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(158,362,235)
Sales of investments	33,478,860
Net accretion on investments	(165,524)
Net realized loss on investments	263,623
Net realized gain on paydowns	(243,024)
Net change in unrealized (appreciation)/depreciation	(127,081)
Commitment fees received	167,254
Change in short-term investments, net	(20,756,507)
(Increase)/Decrease in assets:
Investment securities sold	1,266,747
Interest	(787,386)
Deferred offering costs	42,770
Prepaid expenses	(1,427,983)
Increase/(Decrease) in liabilities:
Unfunded loan commitments	7,450,226
Investment Management fees	(207,023)
Sub-Advisory fees	119,147
Interest from reverse repurchase agreements	(19,705)
Interest payable on secured revolving credit facility	34,213
Audit fees	400,555
Legal fees	(468)
Fund administration fees	11,935
Custody fees	9,948
Transfer Agency fees and expenses	(396)
Fund accounting fees	32
Other accrued expenses	(25,432)
Net cash used in operating activities	(131,224,835)

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	94,612,250
Cost of shares repurchased	(24,194,240)
Distributions paid to shareholders, net of reinvestments	(3,949,512)
Proceeds from reverse repurchase agreements	28,174,000
Payments made on reverse repurchase agreements	(26,834,000)
Proceeds from secured revolving credit facility	85,000,000
Payments on secured revolving credit facility	(20,000,000)
Net cash provided by financing activities	132,808,498

Net Increase in cash	1,583,663

Cash
Cash, beginning of period	52,548
Cash, end of period	$1,636,211

Non cash financing activities not included herein consist of $1,084,943 of reinvested dividends.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Consolidated Financial Highlights
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Six Months Ended June 30, 2020 (Unaudited)	For the Period March 6, 2019* through December 31, 2019
Net asset value, beginning of period	$10.15	$10.00
Income from Investment Operations:
Net investment income[1]	0.26	0.34
Net realized and unrealized loss on investments[2]	(0.01)	(0.04)
Total income from investment operations	0.30	0.30

Less Distributions to shareholders:
From net investment income	(0.17)	(0.15)
From net realized gain	—	— [3]
Total Distributions to shareholders	(0.17)	(0.15)

Net asset value, end of period	$10.23	$10.15

Total return[4]	2.29%[5]	3.05%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$340,369	$268,536

Ratio of expenses to average net assets (including interest expense):
Before fees waived	2.55%[6,7]	2.28%[6,7]
After fees waived	2.55%[6,7]	1.81%[6,7]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived	5.14%[6,7]	3.55%[6,7]
After fees waived	5.14%[6,7]	4.02%[6,7]

Portfolio turnover rate	20%[5]	15%[5]

*	Commencement of operations.

[1]	Based on average daily shares outstanding for the period.

[2]	Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

[3]	Amount represents less than $0.01 per share.

[4]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

[5]	Not annualized.

[6]	Annualized.

[7]

If interest expense had been excluded, the expense and income ratios would have been decreased and increased, respectively, by 0.61% for the period ended June 30, 2020, and 0.03% for the period ended December 31, 2019.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited)

1. Organization

The Cliffwater Corporate Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company operating as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 21, 2018 (the “Declaration of Trust”). Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund commenced operations on March 6, 2019.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund’s Registration Statement allows it to offer two classes of shares, Class A Shares and Class I Shares. Only Class I shares have been issued as of December 31, 2019.

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership or participation in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities, including securities representing ownership or participation in a pool of such securities; and (vi) investments in bank loans including securities representing ownership or participation in a pool of such loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in hedge funds and private equity funds that are excluded the definition of “investment company” pursuant to Sections 3(c)(1) and 3(c)(7) of the Investment Company Act will be limited to no more than 15% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Consolidation of a Subsidiary

On February 3, 2020, CCLF SPV LLC (“CCLF SPV”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of CCLF SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the consolidated Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Organizational and Offering Costs

The Investment Manager has advanced the Fund’s organizational costs and offering costs. Organizational costs were expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund’s expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement and discussed in Note 4, are amortized to expense over twelve months on a straight-line basis.

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement, the costs of preparing, reviewing and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying consolidated financial statements are $253,938 and $240,822, respectively.

As of June 30, 2020, $0 of offering costs remains as an unamortized deferred asset, while $42,770 has been expensed subject to the Fund’s Expense Limitation and Reimbursement Agreement.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of June 30, 2020.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in CLOs and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Warehouse Investments

The Fund may invest in Warehouse investments (“Warehouses”), which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in special purpose vehicles that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

The Warehouse investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the value of a Warehouse investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse investment, a significant portion (and in some circumstances all) of the Warehouse investments made by the Fund may not be repaid.

Loan Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. Commitment fees are processed as a reduction in cost of the loans. As of June 30, 2020,

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

the Fund had the following unfunded loan commitments as noted in the consolidated Schedule of Investments with a total principal amount of $9,666,861 reflected as unfunded loan commitments within the consolidated Statement of Assets and Liabilities.

Borrower	Type	Principal Amount	Value
Bearcat Buyer, Inc.	Assignment -Delayed Draw Term Loan	$173,537	$167,350
CHOPT Creative Salad Company	Delayed Draw Term Loan	1,462,500	1,385,085
Connectwise, LLC	Revolver Loan	353,982	339,702
Fleetwash, Inc.	Assignment -Delayed Draw Term Loan	429,155	429,155
ISS Compressors Industries, Inc.	Revolver Loan	10,417	10,091
Integrated Oncology Network, LLC	Delayed Draw Term Loan	699,641	673,956
Kwor Acquisition, Inc.	Assignment -Delayed Draw Term Loan	100,000	100,000
PaySimple, Inc.	Assignment -Delayed Draw Term Loan	10,187	9,932
PCS Software	Revolver Loan	363,714	365,923
Pediatric Therapy Services, LLC	Delayed Draw Term Loan	6,346	6,152
Pediatric Therapy Services, LLC	Revolver Loan	61,074	59,206
Pinnacle Treatment Center	Assignment -Delayed Draw Term Loan	571,429	564,271
RCS Health Care Senior Secured Loan	Delayed Draw Term Loan	2,088,773	2,063,383
RCS Health Care Senior Secured Loan	Revolver Loan	313,316	309,508
RCS Industrials Senior Secured Loan	Assignment -Delayed Draw Term Loan	347,222	341,261
RCS Technology Senior Secured Loan	Revolver Loan	182,408	180,191
Spear Education, LLC	Assignment -Delayed Draw Term Loan	1,562,500	1,532,067
The PromptCare Companies, Inc.	Assignment -Delayed Draw Term Loan	470,088	434,549
The PromptCare Companies, Inc.	Revolver Loan	460,572	425,752
		$9,666,861	$9,397,534

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

Certain senior secured loans are valued using unobservable pricing inputs received from the Fund’s sub-advisers (the “Sub-Advisers”). The Investment Manager will continuously monitor the valuations of Fund investments provided by the Sub-Advisers and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by a Sub-Adviser does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Sub-Adviser, in accordance with the Fund’s Valuation Procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Sub-Advisers. Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, Sub-Advisers and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced as equity securities in accordance as reported by such companies with the Equity Securities section above.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Investment Manager is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Investment Manager will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

of default, and maintenance of collateral. The value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the consolidated Schedule of Investments and note 3 thereto. For the six months ended June 30, 2020, the average balance outstanding and weighted average interest rate were $10,777,527 and 2.97%, respectively.

	2020
	Remaining Contractual Maturity of the Agreements
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 days	30–90 days	Greater Than 90 days	Total
Collateralized Loan Obligations	$—	$—	$7,374,000	$—	$7,374,000
Total	$—	$—	$7,374,000	$—	$7,374,000

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Borrowing, Use of Leverage

On March 12, 2020, the Fund’s wholly owned subsidiary, CCLF SPV LLC (“CCLF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as the initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Cortland Capital Market Services as the Administrative Agent and Collateral Custodian and other parties. The Facility provides for borrowings on a committed basis in an aggregate principal amount up to $125,000,000, which amount may be increased to $175,000,000 at the election of CCLF SPV during the first year and any higher amount from time to time upon mutual agreement by the Lenders and CCLF SPV secured by the Fund’s equity interest in CCLF SPV and by CCLF SPV’s assets. In connection with the Facility, CCLF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CCLF SPV or the Fund; (iii) a change of control of CCLF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the period ended June 30, 2020, the average balance outstanding and weighted average interest rate were $70,596,154 and 3.84%, respectively.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Multi-Manager Risk

Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers and Investment Manager invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

LIBOR RISK

LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR.

Since 2017, the UK’s Financial Conduct Authority has been working towards the cessation of LIBOR at the end of December 2021, and the transition away from the dominant financial product reference rate appears to be on track despite the global coronavirus pandemic. Regulators and industry working groups have suggested alternative reference rates. Leading alternatives include Sonia in the UK, €STR in the EU, Tonar in Japan, and in the US, the NY Fed has been working to develop the Secured Overnight Financing Rate (SOFR). Global consensus is still coalescing around the transition to a new reference rate and the process for amending existing contracts. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

3. Principal Risks (continued)

activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market-place, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund, Investment Manager and Sub-Advisers have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

4. Investment Advisory and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s Net Assets. The Investment Manager has contractually agreed to an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, distribution and servicing fees, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation and Reimbursement Agreement. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends two years from the date of commencement of the Fund’s operations. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter.

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers in percentages determined at the discretion of the Investment Manager (“allocated portion”). Pursuant to separate sub-advisory agreements, the Fund has agreed to pay Audax Management Company (NY), LLC a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

4. Investment Advisory and Other Agreements (continued)

($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000). The portfolio management fees paid to Beach Point Capital Management LP (“Beach Point”) are 0.65% on an annualized basis of the allocated portion of the Fund’s average daily net assets managed by Beach Point. The portfolio management fees paid to Benefit Street Partners LLC (“Benefit Street”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Benefit Street. The portfolio management fees paid to Crescent Capital Group LP (“Crescent Capital”) are 1.00% on an annualized basis of the allocated portion of the Fund’s average daily assets managed by Crescent Capital. The portfolio management fees paid to BlackRock Capital Investment Advisors (“BlackRock”) will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by BlackRock.

For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At June 30, 2020 the amount of these potentially recoverable expenses is $544,183 expiring on December 31, 2022. For the six months ended June 30, 2020, the Investment Manager recovered $197,794 of previously waived expenses.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the six months ended June 30, 2020, the Fund’s allocated UMBFS fees are reported on the consolidated Statement of Operations.

A trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the six months ended June 30, 2020, the Fund’s allocated fees incurred for trustees who are not affiliated with the Fund’s administrator are reported on the consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2020, are reported on the consolidated Statement of Operations.

5. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

5. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of June 30, 2020:

Assets	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Investments, at fair value
Collateralized Loan Obligations	$—	$25,824,225	$12,226,905	$—	$38,051,130
Non-Listed Business Development Companies[1]	—	—	—	44,346,247	44,346,247
Private Equity[1]	—	—	—	3,133,333	3,133,333
Private Investment Funds[1]	—	—	—	51,938,042	51,938,042
Senior Secured Loans	—	43,556,099	164,208,487	—	207,764,586
Warehouse Facility	—	—	45,545,359	—	45,545,359
Short-Term Investments	25,951,319	—	—	—	25,951,319
Total Assets, at fair value	$25,951,319	$69,380,324	$221,980,751	$99,417,622	$416,730,016

Liabilities
Investments, at fair value
Reverse Repurchase Agreement	$—	$7,374,000	$—	$—	$7,374,000
Total Liabilities, at fair value	$—	$7,374,000	$—	$—	$7,374,000

[1]

Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the consolidated Statement of Assets and Liabilities.

All transfers between fair value levels are recognized by the Fund at the end of each reporting period.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the six months ended June 30, 2020:

	Collateralized Loan Obligations	Senior Secured Loans	Warehouse Facility
Balance as of January 1, 2020	$13,255,652	$104,573,277	$46,670,349
Purchases	—	68,076,592	—
Paydowns	—	(6,172,941)	—
Realized gains (losses)	—	231,265	—
Commitment fees	—	(164,775)	—
Amortization	49,263	85,725	—
Change in unrealized appreciation (depreciation)	(1,078,010)	(2,420,656)	(1,124,990)
Transfers In	—	—	—
Transfers Out	—	—	—
June 30, 2020	$12,226,905	$164,208,487	$45,545,359

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

5. Fair Value of Investments (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2020.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Collateralized Loan Obligations	$12,226,905	Income Approach	Interest rate	18.00%
			Default rate	0% CDR for 12 months, then 2% CDR
			Recovery rate	70%
			Interest on cash	1M LIBOR - 25 bps
			Term	Reinvestment period + 24 months
			Prepayment Assumptions	20 CPR
			Reinvestment Assumptions	99 purchase price, 500 spread over LIBOR, 72 month maturity
Senior Secured Loans	$155,608,182	Income Approach	Discount Rate	4.18% – 14.27%
Senior Secured Loans	$8,600,305	Cost	Recent Transaction Price	N/A
Warehouse Facility	$45,545,359	Income Approach	Interest rate	14.73%
			Default Rate	3.00 - 7.50%
			Prepayment Rate	15% - 25%
			Collateral Liquidation Value	98.5
			Take-out	6 months

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $1 million and the minimum initial investment in Class A Shares by any investor is $10,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Class A Shares will be subject to a sales charge of up to 5.00% while Class I Shares will not be subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

6. Capital Stock (continued)

25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the six months ended June 30, 2020 are as follows:

	Repurchase Offer	Repurchase Offer
Commencement Date	January 7, 2020	April 3, 2020
Repurchase Request	February 10, 2020	May 7, 2020
Repurchase Pricing date	February 10, 2020	May 7, 2020

Net Asset Value as of Repurchase Offer Date
Class I	$10.23	$10.09

Amount Repurchased
Class I	$1,608,587	$22,585,652

Percentage of Outstanding Shares Repurchased
Class I	0.5%	7.00%

7. Federal Income Taxes

At June 30, 2020, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$407,863,941
Gross unrealized appreciation	11,631,461
Gross unrealized depreciation	(10,139,386)
Net unrealized appreciation on investments	$1,492,075

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

7. Federal Income Taxes (continued)

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,228,933
Undistributed long-term capital gains	—
Tax accumulated earnings	1,228,933

Accumulated capital and other losses	(112,808)
Unrealized appreciation on investments	1,750,895
Total accumulated earnings	$2,867,020

The tax character of distributions paid during the fiscal years ended December 31, 2019 were as follows:

2019
Distribution paid from:
Ordinary income	$3,720,885
Net long-term capital gains	—
Total distributions paid	$3,720,885

At December 31, 2019, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$61,874
Long-term	—
Total	$61,874

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

8. Investment Transactions

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term investments, were $163,898,484 and $33,478,860, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

10. New Accounting Pronouncement

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. This ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. However, early adoption is permitted. The amendments in this ASU should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Management has evaluated the implications of ASU No. 2017-08 and has adopted all aspects related to the amortization period for purchased callable debt securities held at a premium starting in the reporting period ended December 31, 2019.

Cliffwater Corporate Lending Fund

Notes to Consolidated Financial Statements
June 30, 2020 (Unaudited) (continued)

11. Subsequent Events

In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.

The Fund commenced a repurchase offer on July 2, 2020 as follows:

Repurchase Offer
Commencement Date	July 2, 2020
Repurchase Request	August 7, 2020
Repurchase Pricing date	August 7, 2020

Net Asset Value as of Repurchase Offer Date
Class I	$10.32

Amount Repurchased
Class I	$6,169,048

Percentage of Outstanding Shares Repurchased
Class I	1.57%

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2020 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Cliffwater Corporate Lending Fund

Other Information
June 30, 2020 (Unaudited) (continued)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-(888)-442-4420

Cliffwater Corporate Lending Fund

Other Information
June 30, 2020 (Unaudited) (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Investment Manager

Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, California 90292
Website: www.cliffwaterfunds.com

Custodian Bank

State Street Bank and Trust Company
1 Iron Street
Boston, Massachusetts 02210

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6.	Investments.

See the Semi-Annual Report to Shareholders under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

 None.

Item 13.	Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Corporate Lending Fund

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)

Date	September 4, 2020

By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)

Date	September 4, 2020